UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  September 20, 2006

Southside Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas	0-12247	75-1848732
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)

1201 S. Beckham, Tyler, Texas	75701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (903) 531-7111

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230-425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Item 5.02 (b)  Chairman of the Board B. G. Hartley announced with great sadness the death of Fred E. Bosworth, one of Southside Bancshares, Inc.’s (the “Company”) longtime directors.  Mr. Bosworth died of natural causes on September 20, 2006 at the age of 87.  Mr. Bosworth’s faithful and loyal service as a director of the Company will be greatly missed.  “All who had the privilege of serving with Fred Bosworth will miss his tremendous dedication and insight, but more importantly his friendship and support,” stated B. G. Hartley.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: September 21, 2006	By:	/s/ Lee R. Gibson
Lee R. Gibson
Executive Vice President and CFO